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                                                                    EXHIBIT 10.3

THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE OR SOLD UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER OR SALE.

                          ALYDAAR SOFTWARE CORPORATION

                     6% CONVERTIBLE EXCHANGEABLE DEBENTURE


NEW YORK, NEW YORK                                                  $3,000,000
MARCH 5, 1999

         FOR VALUE RECEIVED, ALYDAAR SOFTWARE CORPORATION, a North Carolina corporation (the "Corporation"), hereby promises to pay to the order of Marshall Capital Management, Inc. or its permitted assignees (the "Holder") the sum of THREE MILLION DOLLARS ($3,000,000) in same day funds, on or before March 5, 2004 (the "Maturity Date"), and to pay interest thereon, as provided herein. Amounts of principal of and, in certain circumstances, interest on this Debenture will be convertible into shares ("Conversion Shares") of the Corporation's Common Stock, par value $.001 ("Common Stock"), on the terms and subject to the conditions set forth herein. This Debenture is exchangeable, at the Corporation's option and on the terms and subject to the conditions specified herein, for shares (the "Preferred Shares") of the Corporation's Series A Convertible Preferred Stock, par value $.001 per share (the "Preferred Stock"). Upon issuance of the Preferred Stock, the terms thereof will be set forth in Articles of Amendment to the Corporation's Articles of Incorporation, the form of which is attached to the Securities Purchase Agreement (as defined below) as Exhibit C (the "Articles of Amendment").

         The Corporation has issued this Debenture pursuant to a Securities Purchase Agreement, dated as of March 5, 1999 (the "Securities Purchase Agreement"), together with a related warrant (the "Warrant"), and has granted certain registration rights pursuant to the terms of a Registration Rights Agreement, dated as of March 5, 1999 (the "Registration Rights Agreement"). Pursuant to the Securities Purchase Agreement, the Corporation may issue additional debentures to the Holder with substantially the same terms as this Debenture (together with this Debenture, the "Debentures") and an additional warrant with substantially the same terms as the Warrant (together with the Warrant, the "Warrants"). The date on which this Debenture is issued is referred to herein as the "Issue Date".

               The following terms shall apply to this Debenture:


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1.       INTEREST.

         This Debenture shall bear interest on the unpaid principal amount hereof ("Interest") at an annual rate of six percent (6%) from the Issue Date, computed on the basis of a 360-day year of twelve 30-day months for the actual number of days elapsed. Interest accrued on principal of this Debenture shall be due and payable on the date (the "Conversion Date") on which such principal is converted into Common Stock hereunder (in which case Interest will be payable only with respect to the amount of such principal converted), on the Maturity Date and on any other date on which Interest is required to be paid pursuant to the terms hereof (each, an "Interest Payment Date"). As more specifically described below, subject to the satisfaction (or waiver by the Holder) of the Interest Conversion Conditions (as defined below), Interest accrued hereon will be converted into Conversion Shares on each Conversion Date.

2.       CONVERSION.

         (a) Right to Convert. Subject to the conditions and limitations specifically provided herein, the Holder shall have the right from and after the date that is ninety (90) days following the Tranche A Closing Date (as defined below)(the "Initial Conversion Date") to convert at any time and from time to time all or any part of the outstanding and unpaid principal amount of this Debenture into fully paid and non-assessable Conversion Shares, free and clear of any liens, claims, preemptive rights or encumbrances imposed by or through the Corporation (a "Conversion").

         (b) Certain Definitions. "Trading Day" means any day on which the Common Stock is purchased and sold on the principal securities exchange or market on which the Common Stock is then listed or traded. "Closing Bid Price" means, with respect to the Common Stock, the closing bid price for the Common Stock occurring on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to the Holder, and approved by the holders, if any, of a majority of the principal amount of the Debentures (other than this Debenture) then outstanding (collectively, "Bloomberg") or if the foregoing does not apply, the last reported bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no bid price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. (collectively, the "Applicable Reporting Entity"). If the Closing Bid Price cannot be calculated for such security on any of the foregoing bases, the Closing Bid Price of such security shall be the fair market value as reasonably determined by an investment banking firm selected by the Holder, and approved by the holders, if any, of a majority of the principal amount of the Debentures (other than this Debenture) then outstanding, and reasonably acceptable to the Corporation, with the costs of such appraisal to be borne by the Corporation. "Closing Trade Price" means, with respect to the Common Stock, the last sale price reported for the Common Stock on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by the Applicable Reporting Entity or if no sale price was reported by the Applicable Reporting Entity on such Trading Day, the last sale price reported by the Applicable Reporting Entity on the Trading Day on which such prices were last reported immediately preceding such Trading Day. "Business Day" means any day on which the New York Stock Exchange and


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commercial banks located in the cities of New York and Charlotte, North
Carolina are open for business. "Tranche A Closing Date", "Tranche B Closing Date" and "Tranche C Closing Date" each has the meaning specified in the Securities Purchase Agreement.

         (c) Conversion Notice. In order to convert the principal amount of this Debenture, or any portion thereof, the Holder shall send by facsimile transmission (and confirm such transmission by telephone or voicemail message), at any time prior to 7:00 p.m., eastern time, on the Business Day on which the Holder wishes to effect such Conversion (the "Conversion Date"), a notice of conversion to the Corporation and to its designated transfer agent for the Common Stock (the "Transfer Agent") stating the principal amount to be converted, the amount of Interest accrued on such principal amount up to and including the Conversion Date, the applicable Conversion Price and a calculation of the number of shares of Common Stock issuable upon such Conversion (a "Conversion Notice"). The Holder shall not be required to physically surrender this Debenture to the Corporation in order to effect a Conversion. The Corporation shall maintain a record showing, at any given time, the unpaid principal amount of this Debenture and the date of each Conversion or other payment of principal hereof. The Holder shall amend Annex I hereto upon any such Conversion or payment of principal to reflect the unpaid principal amount hereof. In the case of a dispute as to the calculation of the Conversion Price or the number of Conversion Shares issuable upon a Conversion, the Corporation shall promptly issue to the Holder the number of Conversion Shares that are not disputed and shall submit the disputed calculations to its independent accountants within two (2) Business Days of receipt of the Holder's Conversion Notice. The Corporation shall cause such accountant to calculate the Conversion Price as provided herein and to notify the Corporation and the Holder of the results in writing no later than two (2) Business Days following the day on which such accountant received the disputed calculations (the "Dispute Procedure"). Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations are most at variance with those of such accountant.

         (d) Number of Conversion Shares; Conversion Price. The number of Conversion Shares to be delivered by the Corporation pursuant to a Conversion shall be determined in accordance with the following formula:

                                     P + I
                                     -----
                                       CP

where P represents the principal amount of this Debenture to be converted as set forth in the related - Conversion Notice,

                  I represents the Interest accrued on such principal amount; provided, however, that, unless each Interest Conversion Condition (as defined in paragraph 2(g) below) is satisfied or waived by the Holder, the Corporation may not pay accrued Interest in Conversion Shares and must pay such Interest on the applicable Delivery Date (as defined below) in immediately available funds, and

                  CP represents the Conversion Price (as defined below) in effect on the applicable Conversion Date.


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         Subject to adjustment as provided elsewhere herein, "Conversion Price"
shall mean the lesser of the Fixed Conversion Price and the Market Conversion Price (each as defined below). "Fixed Conversion Price" means (i) initially, the average Closing Bid Price for the Common Stock during the period of ten
(10) Trading Days occurring immediately prior to the Tranche A Closing Date times one hundred and forty percent (140%)(as adjusted from time to time for the events specified in Section 3 below) and (ii) during each period of ninety
(90) days (each, a "Fixed Reset Period") beginning on the one hundred and eighty first (181st) day following the Tranche A Closing Date, the Fixed Conversion Price shall be equal to the average Closing Bid Price for the Common Stock during the period of ten (10) Trading Days occurring immediately prior to the first day of such Fixed Reset Period times one hundred and one percent (101%)(as adjusted from time to time for the events specified in Section 3 below)(the "Reset Fixed Conversion Price"); provided, however, that the Reset Fixed Conversion Price will apply to a Fixed Reset Period only if such price is equal to or less than the Fixed Conversion Price that applied during the immediately preceding period; otherwise, the Fixed Conversion Price that applied during the immediately preceding period will remain in effect during such Fixed Reset Period. Notwithstanding the foregoing, if during the ninety-day period following the Tranche A Closing Date, the Closing Trade Price for the Common Stock is less than $7.00 for five (5) consecutive Trading Days (subject to adjustment for the events specified in Section 3 below) the Fixed Conversion Price for all Conversions thereafter shall be equal to the lesser of
(A) the amount determined in accordance with the immediately preceding sentence and (B) the average of the five (5) lowest consecutive Closing Trade Prices for the Common Stock occurring during the ninety-day period following the Tranche A Closing Date times one hundred and four percent (104%)(subject to adjustment for the events specified in Section 3 below). "Market Conversion Price" means
(i) initially, the average Closing Bid Price for the Common Stock during the period of ten (10) Trading Days occurring immediately prior to the Initial Conversion Date times one hundred and four percent (104%)(as adjusted from time to time for the events specified in Section 3 below) and (ii) during each period of thirty (30) days (each, a "Market Reset Period") beginning on the thirty first (31st) day following the Initial Conversion Date, the Market Conversion Price shall be equal to the average Closing Bid Price for the Common Stock during the period of ten (10) Trading Days occurring immediately prior to the first day of such Market Reset Period times one hundred and four percent (104%)(as adjusted from time to time for the events specified in Section 3 below)(the "Reset Market Conversion Price"); provided, however, that the Reset Market Conversion Price will apply to a Market Reset Period only if such price is equal to or less than the Market Conversion Price that applied during the immediately preceding period; otherwise, the Market Conversion Price that applied during the immediately preceding period will remain in effect during such Market Reset Period.

         (e) Delivery of Common Stock Upon Conversion. Upon receipt of a Conversion Notice pursuant to paragraph 2(c) above, the Corporation shall, no later than the close of business on the third (3rd) Business Day following the Conversion Date set forth in such Conversion Notice (the "Delivery Date"), issue and deliver or caused to be delivered to the Holder the number of Conversion Shares determined pursuant to paragraph 2(d) above, provided, however, that any Conversion Shares that are the subject of a Dispute Procedure shall be delivered no later than the close of business on the third (3rd) Business Day following the determination made pursuant thereto. The Corporation shall effect delivery of Conversion Shares to the Holder by, as long as the Transfer Agent participates in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), crediting the account of the Holder or its nominee at DTC (as specified in


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the applicable Conversion Notice) with the number of Conversion Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST or if the Holder so specifies in a Conversion Notice or otherwise in writing on or before the Conversion Date, the Corporation shall effect delivery of Conversion Shares by delivering to the Holder or its nominee physical certificates representing such Conversion Shares, no later than the close of business on such Delivery Date.
If any Conversion would create a fractional Conversion Share, such fractional Conversion Share shall be disregarded and the number of Conversion Shares issuable upon such Conversion, in the aggregate, shall be the next higher number of Conversion Shares. Conversion Shares delivered to the Holder shall not contain any restrictive legend as long as the resale of such Conversion Shares (A) is covered by an effective Registration Statement (as defined in the Registration Rights Agreement), (B) has been made pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), or (C) may be made pursuant to Rule 144(k) under the Securities Act or any successor rule or provision.

         (f)      Failure to Deliver Conversion Shares.

                  (i) In the event that the Corporation fails for any reason to deliver to the Holder the number of Conversion Shares specified in the applicable Conversion Notice on or before the Delivery Date therefor (a "Conversion Default"), and such default continues for seven (7) Business Days following delivery of a written notice of such default by the Holder to the Corporation, the Corporation shall pay to the Holder payments ("Conversion Default Payments") in the amount of (i) (N/365) multiplied by (ii) the unpaid principal amount of this Debenture represented by the Conversion Shares which remain the subject of such Conversion Default multiplied by (iii) the lower of twenty-four percent (24%) and the maximum rate permitted by applicable law (the "Default Interest Rate"), where "N" equals the number of days elapsed between the original Delivery Date of such Conversion Shares and the earlier to occur of (A) the date on which all of such Conversion Shares are issued and delivered to the Holder and (B) the date on which the principal amount represented thereby is redeemed pursuant to the terms of this Debenture. Cash amounts payable hereunder shall be paid on or before the fifth (5th) Business Day of the calendar month following the calendar month in which such amount has accrued.

                  (ii) In the event that the Holder has not received certificates representing the Conversion Shares by the seventh (7th) Business Day following a Conversion Default, the Holder may, upon written notice to the Corporation (a "Conversion Default Notice"), regain on the date of such notice the rights of the Holder of this Debenture with respect to the Conversion Shares that are the subject of such Conversion Default, in which case the Market Conversion Price upon any subsequent conversion of the portion of this Debenture that is the subject of such Conversion Default will be equal to the lesser of (x) the lowest Conversion Price occurring during the period beginning on related Delivery Date and ending on the date on which the Conversion Default Notice is delivered to the Corporation and (y) the Conversion Price in effect on the applicable Conversion Date (it being understood that the Holder may deliver a Conversion Notice at any time following delivery of a Conversion Default Notice to the Corporation). In such event, the Holder shall retain all of the Holder's rights and remedies with respect to the Corporation's failure to deliver such Conversion Shares (including without limitation the right to receive the cash payments specified in subparagraph 2(f)(i) above).


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                  (iii)    Nothing herein shall limit the Holder's right to
pursue actual damages for the Corporation's failure to issue and deliver Conversion Shares on the applicable Delivery Date (including, without limitation, damages relating to any purchase of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Conversion Shares upon Conversion, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the Common Stock so purchased minus (B) the aggregate amount of net proceeds, if any, received by the Holder from the sale of the Conversion Shares issued by the Corporation pursuant to such Conversion), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief); provided, however, that, in the event, following a Conversion Default, the Corporation delivers to the Holder the Conversion Shares that are required to be issued by the Corporation pursuant to such Conversion, the Holder shall use commercially reasonable efforts to sell such shares promptly following such delivery.

         (g) Interest Conversion Conditions. The Corporation's right to pay accrued Interest in Conversion Shares upon Conversion of principal of this Debenture is conditioned upon the satisfaction of each of the following conditions (the "Interest Conversion Conditions"):

                  (i) no Mandatory Redemption Event (as defined herein), or an event that with the passage of time would constitute a Mandatory Redemption Event has occurred and is continuing; and

                  (ii) such payment of Interest in Conversion Shares will not violate the limitations set forth in paragraph 2(h) below.

In the event that any Interest Conversion Condition is not satisfied as of a Conversion Date, the Interest accrued on such principal amount shall be payable by the Corporation to the Holder in immediately available funds on the Delivery Date immediately following such Conversion Date. If the Corporation fails to deliver the amount of such Interest in immediately available funds to the Holder on or before the close of business on the Delivery Date therefor, such amount will bear interest at the Default Interest Rate.

         (h)      Limitations on Right to Convert.

         In no event shall the Holder be permitted to convert principal of this Debenture in excess of that amount of principal upon the Conversion of which:

         (A) the number of Conversion Shares to be issued pursuant to such Conversion, when added to the number of shares of Common Stock issued pursuant to all prior Conversions of this Debenture, would exceed 19.99% of the number of outstanding shares of Common Stock on the Tranche A Closing Date (subject to equitable adjustment from time to time for the events described in Section 3 below) (the "Cap Amount"), except that such limitation shall not apply in the event that (i) the Corporation obtains the approval of its stockholders as required by NASD Rule 4460 (or any successor rule or regulation) for issuances of Common Stock in excess of the Cap Amount or (ii) the Holder obtains an opinion of counsel reasonably satisfactory to the Corporation that such approval is not required. In the event that the Holder shall sell or otherwise transfer all or any portion of this


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Debenture, the transferee shall be allocated a pro rata portion of the Cap
Amount. In the event that following a sale or transfer of a portion of this Debenture, the Holder converts all of the remaining principal amount of this Debenture into a number of Conversion Shares which, in the aggregate, is less than the remaining portion of the Cap Amount, then the difference between such remaining portion of the Holder's Cap Amount and the number of Conversion Shares actually issued to the Holder shall be allocated to the respective Cap Amounts of the remaining transferee or transferees.

         (B) (x) the number of shares of Common Stock beneficially owned by the Holder (other than Common Stock which may be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this subparagraph (B)) plus (y) the number of shares of Common Stock issuable upon the Conversion of such principal amount is equal to or exceeds (z) 4.99% of the number of shares of Common Stock then issued and outstanding. Nothing contained herein shall be deemed to restrict the right of the Holder to convert such excess principal amount at such time as such Conversion will not violate the provisions of this subparagraph (B). As used herein, beneficial ownership shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder. To the extent that the limitation contained in this subparagraph
(B) applies, the determination of whether principal of this Debenture is convertible shall be in the sole discretion of the Holder, and the submission of a Conversion Notice shall be deemed to be the Holder's determination that the principal amount specified therein is convertible pursuant to the terms hereof, and the Corporation shall have no right or obligation whatsoever to verify or confirm the accuracy of such determination. This paragraph may not be amended without the further consent of the holders of a majority of the shares of Common Stock then outstanding. The restriction contained in this subparagraph (B) shall not apply in the event of a Conversion at Maturity.

         (i) Conversion at Maturity. On the Maturity Date, the entire outstanding principal amount of this Debenture, together with all interest accrued hereon, shall be automatically converted into shares of Common Stock at the Conversion Price in effect on the Maturity Date. If such Conversion occurs, the Corporation and the Holder shall follow the procedures for conversion set forth in this Section 2, with the Maturity Date deemed to be the Conversion Date, except that the Holder shall not be required to send a Conversion Notice pursuant to paragraph 2(c).

3.       ADJUSTMENTS TO CONVERSION PRICE.

         (a) Adjustment to Conversion Price Due to Stock Split, Stock Dividend, Etc. If, prior to the Conversion of the entire principal amount of this Debenture, (A) the number of outstanding shares of Common Stock is increased by a stock split, a stock dividend on the Common Stock, a reclassification of the Common Stock, the distribution to all or substantially all of the holders of Common Stock of rights or warrants entitling them to subscribe for or purchase Common Stock at less than the then current market price thereof (based upon the subscription or exercise price of such rights or warrants at the time of the issuance thereof) or other similar event, the Conversion Price shall be proportionately reduced, or (B) the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares or other similar event, the Conversion Price shall be proportionately increased. In such event, the Corporation shall notify the Holder and the Transfer Agent of such change on or before the effective date thereof. For purposes hereof, the market price per share of Common Stock on any date shall be the average Closing Trade Price for


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the Common Stock as reported by the Applicable Reporting Entity on the five (5)
consecutive Trading Days (as defined below) immediately preceding such date. If such market price cannot be calculated on any of the foregoing bases, such market price shall be the fair market value as reasonably determined by an investment banking firm selected by the Holder, and approved by the holders, if any, of a majority of the principal amount of the Debentures (other than this Debenture) then outstanding and reasonably acceptable to the Corporation, with the costs of such appraisal to be borne by the Corporation.

         (b) Adjustment to Conversion Price during Reference Period. If, prior to the Conversion of the entire principal amount of this Debenture, the number of outstanding shares of Common Stock is increased or decreased by a stock split, stock dividend, combination, reclassification or other similar event, which event shall have taken place during the reference period for determination of the Conversion Price for any conversion of the principal balance of this Debenture, the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, reclassification or other similar event for all Trading Days immediately preceding the Conversion Date.

         (c) Adjustment Due to Merger, Consolidation, Etc. If, prior to the Conversion of the entire principal amount of this Debenture, there shall be any merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity (an "Exchange Transaction"), then the Holder shall (A) upon the consummation of such Exchange Transaction, have the right to receive, with respect to any shares of Common Stock then held by the Holder, or which the Holder is then entitled to receive pursuant to a Conversion Notice previously delivered by the Holder (and without regard to whether such shares contain a restrictive legend or are freely-tradable), the same amount and type of consideration (including without limitation, stock, securities and/or other assets) and on the same terms as a holder of shares of Common Stock would be entitled to receive in connection with the consummation of such Exchange Transaction (the "Exchange Consideration"), and (B) upon the Conversion of principal hereof occurring subsequent to the consummation of such Exchange Transaction (a "Subsequent Conversion"), have the right to receive the Exchange Consideration which the Holder would have been entitled to receive in connection with such Exchange Transaction had such principal been converted immediately prior to such Exchange Transaction at the Conversion Price applicable to such Subsequent Conversion, and in any such case appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares of Common Stock issuable upon a Conversion) shall thereafter be applicable as nearly as may be practicable in relation to any securities thereafter deliverable upon the Conversion of principal hereof. The Corporation shall not effect any Exchange Transaction unless (i) it (or, in the case of a tender offer, the offering party) first gives to each Holder twenty (20) days prior written notice of such Exchange Transaction (an "Exchange Notice"), and makes a public announcement of such event at the same time that it gives such notice (it being understood that the filing by the Corporation of a Form 8-K with the Securities and Exchange Commission for the purpose of disclosing the anticipated consummation of the Exchange Transaction shall constitute an Exchange Notice for purposes of this provision) and (ii) the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument the


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obligations of the Corporation hereunder, including the terms of this subparagraph 3(c), and under the Securities Purchase Agreement and the Registration Rights Agreement.

         (d) Distribution of Assets. If, prior to the Conversion of the entire principal amount of this Debenture, the Corporation or any of its subsidiaries shall declare or make any distribution of cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year), or any rights to acquire any of the foregoing, to holders of Common Stock (or to the holder, other than the Corporation, of the common stock of any such subsidiary) as a partial liquidating dividend, by way of return of capital or otherwise, including any dividend or distribution in shares of capital stock of a subsidiary of the Corporation (collectively, a "Distribution"), the Corporation shall have the option of either (A) distributing the assets that are the subject of such Distribution to the Holder at the same time that it distributes such assets to the holders of Common Stock (or to the holders of the common stock of any such subsidiary), in which case the Holder shall be entitled to receive such assets in an amount equal to the amount of such assets that a holder of the number of shares of Common Stock into which this Debenture is convertible on the record date for such Distribution would be entitled to receive (such number to be determined using the Conversion Price in effect on such record date and without regard to any restriction or limitation on such conversion or exercise that might otherwise exist, including without limitation, as a result of such record date occurring prior to the Initial Conversion Date) or (B) for any Conversion occurring after the record date for such Distribution, reducing the applicable Conversion Price by an amount equal to the fair market value of the assets so distributed with respect to each share of Common Stock, such fair market value to be determined by an investment banking firm selected by the Holder, and approved by the holders, if any, of a majority of the principal amount of the Debentures (other than this Debenture) then outstanding and reasonably acceptable to the Corporation. The Corporation shall notify the Holder in writing no later than the fifth (5th) Business Day prior to the record date for a Distribution whether the Corporation will elect to apply the provisions of clause (A) or clause (B) hereof to such Distribution; in the event that the Corporation fails to deliver such notice on or before the close of business on such fifth Business Day, the provisions of clause (B) hereof will apply.

         (e) Adjustment Due to Major Announcement. If the Corporation (i) makes a public announcement that it intends to enter into a Change of Control Transaction (as defined below) or (ii) any person, group or entity (including the Corporation) publicly announces a tender offer, exchange offer or other transaction to purchase 50% or more of the Common Stock (such announcement being referred to herein as a "Major Announcement" and the date on which a Major Announcement is made, the "Announcement Date"), then, in the event that the Holder seeks to convert principal hereof on or following the Announcement Date, the Conversion Price shall, effective upon the Announcement Date and continuing through the Business Day following the earlier to occur of the consummation of the proposed transaction or tender offer, exchange offer or other transaction and the Abandonment Date (as defined below), be equal to the lower of (x) the average Conversion Price for the Common Stock on the five (5) Trading Days immediately preceding (but not including) the Announcement Date and (y) the Conversion Price in effect on the Conversion Date for such principal amount. "Abandonment Date" means with respect to any proposed transaction or tender offer, exchange offer or other transaction for which a public announcement as contemplated by this paragraph 3(e) has been made, the date upon which the Corporation (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) publicly announces the termination or


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
abandonment of the proposed transaction or tender offer, exchange offer or another transaction which caused this paragraph 3(e) to become operative.

         (f) Adjustment Pursuant to Other Agreements. In addition to and without limiting in any way the adjustments provided in this Section 3, the Conversion Price shall be adjusted as may be required by the provisions of the Securities Purchase Agreement and/or the Registration Rights Agreement.

         (g) No Fractional Shares. If any adjustment under this Section 3 would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion shall be the next higher number of shares.

4.       CORPORATION'S EXCHANGE OPTION.

         (a) Exchange Option. The Corporation shall have the option (the "Exchange Option"), subject to the satisfaction of each of the Exchange Option Conditions (as defined below), to require the Holder of this Debenture to exchange all (but not less than all) of the outstanding principal amount of, and accrued Interest on, this Debenture for Preferred Stock. On the date on which such exchange is to occur (the "Exchange Date"), the Corporation will deliver to the Holder, in exchange for this Debenture, Preferred Shares with an aggregate Stated Value (as defined in the Articles of Amendment) equal to the sum of (A) the entire principal amount of this Debenture that remains unpaid on the Exchange Date plus (B) all accrued and unpaid Interest thereon.

         (b) Exchange Option Conditions. The "Exchange Option Conditions" are as follows:

                  (i) the Corporation shall have duly obtained the approval of its shareholders authorizing (x) the issuance of Preferred Stock upon the terms set forth in the Articles of Amendment and (y) the issuance of shares of Common Stock upon conversion of the Preferred Shares in excess of the Cap Amount;

                  (ii) the Articles of Amendment shall have been filed with the Secretary of State of the State of North Carolina and become effective in accordance with the requirements of the North Carolina Business Corporation Act and the Holder shall have been furnished with reasonable evidence of the filing and effectiveness of the Articles of Amendment;

                  (iii) the Registration Statement (as defined in the Registration Rights Agreement) shall have been declared effective and shall be available on the Exchange Date for the sale by the Holder of not less than one hundred and seventy five percent (175%) of the aggregate number of shares of Common Stock issuable upon conversion or exercise of all of the Debentures and Warrants then outstanding (such number to be determined using the Conversion Price or exercise price in effect on the Exchange Date and without regard to any restriction or limitation on such conversion or exercise that might otherwise exist), and no proceedings shall have been instituted by any government agency or self regulatory organization for the purpose of or in connection with issuing a stop order or other restraint on the use of such Registration Statement;

                  (iv) the representations and warranties of the Corporation set forth in the Securities Purchase Agreement shall be true and correct in all material respects as of the Exchange Date as if made on such date;

                  (v) the Corporation shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Debenture, the Securities Purchase Agreement and the Registration Rights Agreement that are required to be complied with or performed by the Corporation at any time prior to the Exchange Date;

                  (vi) the Corporation shall have delivered to the Holder a certificate, signed by an officer of the Corporation, certifying that the conditions specified in this paragraph (b) hereof have been fulfilled as of the Exchange Date, it being understood that the Purchaser may rely on such certificate as though it were a representation and warranty of the Company made in the Securities Purchase Agreement;

                  (vii) the Corporation shall have delivered to the Holder an opinion of counsel for the Corporation, dated as of such date, in substantially the form set forth on Exhibit B hereto, and covering such additional matters as may reasonably be requested by the Holder;

                  (viii) the Corporation shall have delivered to the Holder duly executed certificates representing the Preferred Shares;

                  (ix) the Common Stock shall be designated for quotation and actively traded on the Nasdaq National Market;

                  (x) the Corporation shall have authorized and reserved for issuance not less than two hundred percent (200%) of the aggregate number of shares of Common Stock issuable upon conversion or exercise of all of the Debentures and Warrants then outstanding (such number to be determined using the Conversion Price or exercise price in effect on the Exchange Date and without regard to any restriction or limitation on such conversion or exercise that might otherwise exist);

                  (xi) the Corporation shall not have authorized for issuance or issued any capital stock of the Corporation, or any security convertible into such capital stock, that would rank senior to or pari passu to the Preferred Stock; and

                  (xii) Mandatory Redemption Event (as defined below) shall not have occurred and be continuing.

         (c) Exchange Notice. In order to exercise the Exchange Option, the Corporation must deliver to the Holder written notice thereof (the "Exchange Notice") and, at the same time that it delivers such notice, the Corporation shall confirm delivery thereof with the Holder by telephone, either personally or by voicemail message. The Exchange Date must occur within three
(3) Business Days of delivery of the Exchange Notice to the Holder. The delivery by the Corporation of an Exchange Notice shall not affect (i) the Holder's right to submit a Conversion Notice hereunder at any time prior to the Exchange Date or (ii) the Corporation's obligation to issue Conversion Shares to the Holder pursuant to a Conversion Notice submitted in accordance with the terms hereof prior to the Exchange Date.

5.       REDEMPTION.

         (A)      Optional Redemption By Corporation.

         (a) Optional Redemption. The Corporation shall have the right, at any time and from time to time, upon the satisfaction of the Optional Redemption Conditions (as defined below), to redeem the entire unpaid principal amount of this Debenture, plus all accrued and unpaid interest thereon, in accordance with the terms hereof (an "Optional Redemption"). The date on which an Optional Redemption is effected and the Optional Redemption Price (as defined below) is paid by the Corporation to the Holder is referred to herein as an "Optional Redemption Date". It is expressly understood that the Holder shall have the right, at any time prior to the Optional Redemption Date, to convert all or any portion of the unpaid principal amount of this Debenture, plus all accrued and unpaid interest thereon.

         (b) Optional Redemption Notice. In order to effect an Optional Redemption hereunder, the Corporation must deliver to the Holder written notice of such Optional Redemption (an "Optional Redemption Notice") on or before 5:00 p.m. (eastern time) on the Business Day immediately following any Trading Day on which the each of the Optional Redemption Conditions is satisfied. The Optional Redemption Date shall occur on a Business Day, as specified in the Optional Redemption Notice, that is at least five (5) Trading Days but no more than ten (10) Trading Days following the date on which the Optional Redemption Notice is delivered to the Holder. In the event that the Corporation delivers an Optional Redemption Notice to the Holder prior to the ninetieth (90th) day following the Tranche A Closing Date, the date on which such notice is delivered to the Holder shall be deemed to be the Initial Conversion Date for purposes of this Debenture, and the Holder shall have the right to convert this Debenture from and after such date.

         (c) Optional Redemption Conditions. The Optional Redemption Conditions are as follows:

                  (i) the Closing Trade Price for the Common Stock is less than $5.50 (subject to equitable adjustment for the events specified in Section 3 hereof); and

                  (ii) a Mandatory Redemption Event (as defined below), or an event that with the passage of time would constitute a Mandatory Redemption Event, shall not have occurred and be continuing.

         (d) Optional Redemption Price. The "Optional Redemption Price" to be paid by the Corporation to the Holder in the event of an Optional Redemption shall be equal to (A) (i) the entire unpaid principal amount of this Debenture on the Optional Redemption Date, times (ii) 110% plus (B) all accrued and unpaid interest thereon.

         (e)      Payment of Optional Redemption Price.

                  (i) The Corporation shall pay the Optional Redemption Price by wire transfer in immediately available funds to the Holder on or before 5:00 p.m. (eastern time) on the Optional Redemption Date.

                  (ii) If the Corporation fails to pay the Optional Redemption Price by wire transfer in immediately available funds to the Holder on or before the Optional Redemption Date, (i) the Holder shall be entitled to interest thereon, from and after the Optional Redemption Date until the Optional Redemption Price has been paid in full, at an annual rate equal to the Default Interest Rate for the number of days elapsed from such Optional Redemption Date until such amount is paid in full, (ii) the Holder shall have the option to regain, as of the date of delivery of written notice thereof to the Corporation (a "Redemption Default Notice"), its rights as the Holder of this Debenture, and (iii) in the event that the Corporation fails to pay the Optional Redemption Price to the Holder on or before the close of business on the Business Day immediately following the delivery of written notice of such failure by the Holder to the Corporation, the Corporation shall not be entitled to effect an Optional Redemption thereafter.

         (B)      Mandatory Redemption By Holder.

         (a) Mandatory Redemption. In the event that a Mandatory Redemption Event (as defined herein) occurs, the Holder shall have the right, upon written notice to the Corporation (a "Mandatory Redemption Notice"), to have all or any portion of the unpaid principal amount of this Debenture, plus all accrued and unpaid Interest thereon, redeemed by the Corporation (a "Mandatory Redemption") at the Mandatory Redemption Price (as defined herein) in same day funds. The Mandatory Redemption Notice shall specify the effective date of such Mandatory Redemption (the "Mandatory Redemption Date"), which date must be at least three (3) Business Days following the Business Day on which the Mandatory Redemption Notice is delivered to the Corporation, and the amount of principal to be redeemed. In order to effect a Mandatory Redemption hereunder, the Holder must deliver a Mandatory Redemption Notice no later than the close of business on the Business Day immediately following the Business Day on which a Mandatory Redemption Event is no longer continuing; provided, however, that with respect to a Change of Control Transaction (as defined below), the Holder must deliver a Mandatory Redemption Notice no later than the close of business on the Business Day following the date on which such Change of Control Transaction is effected.

         (b) Mandatory Redemption Price. In the event that a Mandatory Redemption Event (other than a Change of Control Transaction (as defined below)) is within the control of the Corporation, the "Mandatory Redemption Price" shall be equal to (A)(i) the principal amount of this Debenture being redeemed multiplied by (ii) one hundred and twenty-five percent (125%) plus (B) all unpaid Interest accrued thereon; in the event that a Mandatory Redemption Event (other than a

Change of Control Transaction) is not within the control of the Corporation, the "Mandatory Redemption Price" shall be equal to (A)(i) the principal amount of this Debenture being redeemed multiplied by (ii) one hundred and ten percent (110%) plus (B) all unpaid Interest accrued thereon. A Mandatory Redemption Event shall be deemed to be within the control of the Corporation if such event occurs as a result of action taken by the Corporation or the failure of the Corporation to take action; provided, however, that, notwithstanding the foregoing, the Mandatory Redemption Event specified in clause (d)(v) below shall be deemed to be within the control of the Corporation. The Mandatory Redemption Price for a Change of Control Transaction shall be equal to (A)(i) the principal amount of this Debenture being redeemed multiplied by (ii) one hundred and ten percent (110%) plus (B) all unpaid Interest accrued thereon; provided, however, that if following a Change of Control Transaction, the common stock of the surviving entity either (A) is not publicly traded or (B) is publicly traded and the average daily trading volume for such common stock is less than $1,500,000 during the period of four weeks immediately preceding such Change of Control Transaction, the Mandatory Redemption Price for a Change of Control Transaction shall be equal to (A)(i) the principal amount of this Debenture being redeemed multiplied by (ii) one hundred and twenty-five percent (125%) plus (B) all unpaid Interest accrued thereon.

         (c)      Payment of Mandatory Redemption Price.

                           (i)      The Corporation shall pay the Mandatory
Redemption Price to the Holder within five (5) Business Days of the Mandatory Redemption Date. In the event that the Corporation redeems the entire remaining unpaid principal amount of this Debenture, and pays to the Holder all interest accrued thereon and all other amounts due in connection therewith, the Holder shall return this Debenture to the Corporation for cancellation.

                           (ii)     If the Corporation  fails to pay the
Mandatory Redemption Price to the Holder within five (5) Business Days of the Mandatory Redemption Date, the Holder shall be entitled to interest thereon at the Default Interest Rate from the Mandatory Redemption Date until the Mandatory Redemption Price has been paid in full.

         (d) Mandatory Redemption Event. Each of the following events shall be deemed a "Mandatory Redemption Event":

                  (i) the Corporation fails for any reason (including without limitation as a result of not having a sufficient number of shares of Common Stock authorized and reserved for issuance or as a result of the limitations contained in paragraph 3(i)) to issue shares of Common Stock to the Holder in accordance with the provisions of this Debenture upon Conversion of any principal amount hereof, and such failure continues for ten (10) Business Days after written notice thereof to the Corporation from the Holder;

                  (ii) the Corporation breaches, in a material respect, any covenant or other material term or condition of this Debenture, the Securities Purchase Agreement or the Registration Rights Agreement and such breach continues for a period of ten (10) Business Days after written notice thereof to the Corporation from the Holder;

                  (iii) the Registration Statement (as defined in the Registration Rights Agreement) is not declared effective by the 120th day following the date on which the Registration Statement is filed with the Securities and Exchange Commission or, if the Registration Statement has been declared effective by such date, and the effectiveness of the Registration Statement lapses for any reason (including without limitation, the issuance of a stop order) or is unavailable to the Holder for sale of Conversion Shares in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of five (5) Business Days, provided that the cause of such lapse or unavailability is not due to factors solely within the control of the Holder;

                  (iv) the Common Stock is no longer quoted on the Nasdaq National Market or listed on the New York Stock Exchange;

                  (v) the Corporation's accountants render a qualified opinion with respect to the Corporation's Form 10-K for the year ended December 31, 1998, or the Corporation files such Form 10-K on a date that is after the deadline for such filing (after giving effect to any validly obtained extension); and

                  (vi) the sale, conveyance or disposition of all or substantially all of the assets of the Corporation, the effectuation of a transaction or series of transactions, in which more than 50% of the voting power of the Corporation is disposed of, or the consolidation, merger or other business combination of the Corporation with or into any other entity, immediately following which the prior stockholders of the Corporation fail to own, directly or indirectly, at least fifty percent (50%) of the surviving entity (a "Change of Control Transaction").

         (e) Failure to Pay Redemption Amounts. If the Corporation fails to pay the Mandatory Redemption Price within ten (10) Business Days of the Mandatory Redemption Date therefor, then the Holder shall have the right to either (A) to require the Corporation, upon written notice, to immediately issue, in lieu of the Mandatory Redemption Price, the number of shares of Common Stock of the Corporation equal to the Mandatory Redemption Price divided by the Conversion Price in effect on such Conversion Date as is specified by the Holder in writing to the Corporation or (B) to regain, as of the date of delivery of written notice thereof to the Corporation (a "Mandatory Redemption Default Notice"), its rights as the Holder of this Debenture, in which case the Conversion Price upon any subsequent conversion hereof will be equal to the lesser of (x) the lowest Conversion Price occurring during the period beginning on the date on which the Mandatory Redemption Notice is delivered to the Holder and ending on the date on which the Mandatory Redemption Default Notice is delivered to the Corporation and (y) the Conversion Price in effect on the applicable Conversion Date (it being understood that the Holder may deliver a Conversion Notice at any time following delivery of a Mandatory Redemption Default Notice to the Corporation).

6.       PRIORITY; SUBORDINATION.

         (a) Rank. All principal of, premium, if any, interest and other amounts due or to become due on all this Debenture shall first be paid in full (hereafter, "Payment in Full") in accordance with the terms hereof before any payment on account of principal of, premium, if any, interest, dividends or any other amounts shall be made upon any Junior Securities, whether on account of any purchase or redemption or other acquisition of such Junior Securities, at maturity or otherwise.

         (b) Payment upon Dissolution, Etc. In the event of (x) any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Corporation or to its creditors, as such, or to its assets or (y) the dissolution or other winding up of the Corporation, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (z) any assignment for the benefit of creditors or any marshalling of the material assets or material liabilities of the Corporation (each a "Liquidation Event"), then, and in any such event, the Holder of this Debenture shall first be entitled to receive Payment in Full of all principal, premium, if any, interest and other amounts due or to become due on the this Debenture (including, without limitation, any interest and charges accruing thereon in any such proceeding, notwithstanding any law to the contrary) before any payment on account of principal, premium, if any, interest, dividends or any other amounts is made on the Junior Securities (as defined below). In the event that upon the occurrence of a Liquidation Event, the assets available for distribution to the Holder of this Debenture and the holders of Pari Passu Securities (as defined below) are insufficient to pay all principal, premium, if any, interest and other amounts due or to become due on the this Debenture (including, without limitation, any interest and charges accruing thereon in any such proceeding, notwithstanding any law to the contrary) and on the Pari Passu Securities, the entire assets of the Corporation shall be distributed ratably among the Holder of this Debenture and the holders of Pari Passu Securities in proportion to the ratio that the amount so payable on each such security bears to the aggregate preferential amount payable on all such shares.

         (c) Certain Definitions. "Junior Securities" shall mean all securities and indebtedness of the Corporation that are not Pari Passu Securities or Senior Securities as defined below. "Pari Passu Securities shall mean any securities or indebtedness of the Corporation that by their terms rank pari passu with this Debenture in respect of interest, dividends, redemption or distribution upon liquidation, including all of the other Debentures. "Senior Securities" shall mean any securities or indebtedness of the Corporation that by their terms have a preference over this Debenture in respect of dividends, redemption or distribution upon liquidation. For purposes hereof, the Common Stock and all other capital stock of the Corporation shall be deemed to be Junior Securities.

7.       MISCELLANEOUS.

         (a) Failure to Exercise Rights not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof. All rights and remedies of the Holder hereunder are cumulative and not exclusive of any rights or remedies otherwise available.

         (b) Notices. Any notice, demand or request required or permitted to be given by the Corporation or the Holder pursuant to the terms of this Debenture shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with a hard copy to follow), (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

                  If to the Corporation:

                  Alydaar Software Corporation
                  2101 Rexford Road
                  Suite 250 W.
                  Charlotte, NC 28211
                  Attn: J. Dain Dulaney
                  Tel:  (704) 365-2324
                  Fax: (704) 365-5175

                  with a copy to:

                  McGuire, Woods, Battle & Boothe LLP
                  Bank of America Corporate Center
                  100 North Tryon Street, Suite 2900
                  Charlotte, NC 28202-4011
                  Attn:    Jeffrey S. Hay, Esq.
                  Tel:     (704) 373-8983
                  Fax:     (704) 373-8935

and if to the Holder, at such address as the Holder shall have furnished the Corporation in writing.

         (c) Amendments. No amendment, modification or other change may be made to this Debenture unless such amendment, modification or change is set forth in writing and is signed by the Corporation and the Holder, and approved by the holders, if any, of a majority of the principal amount of the Debentures (other than this Debenture) then outstanding and, in such event, such amendment, modification or change shall be made to all of the Debentures then outstanding.

         (d) Transfer of Debenture. The Holder may sell, transfer or otherwise dispose of all or any part of this Debenture to any person or entity as long as such sale, transfer or disposition is the subject of an effective registration statement under the Securities Act or is exempt from registration thereunder; provided, however, that transfers of this Debenture must be in a principal amount of no less than $500,000. From and after the date of such sale, transfer or disposition, the transferee hereof shall be deemed to be the Holder. Upon any such sale, transfer or disposition, the Corporation shall issue and deliver to such transferee a new debenture identical in all respects to this Debenture, in the name of such transferee, with a principal amount equal to the principal amount of this Debenture so transferred. The Corporation shall be entitled to treat the original Holder as the holder of this Debenture unless and until it receives written notice of the sale, transfer or disposition hereof.

         (e) Lost or Stolen Debenture. Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of this Debenture, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation, and upon surrender and cancellation of the Debenture, if mutilated, the Corporation shall execute and deliver to the Holder a new debenture identical in all respects to this Debenture.

         (f) Governing Law. This Debenture shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of law provisions thereof.

         (g) No Prepayment. The principal of this Debenture may not be prepaid by the Corporation except as specifically set forth herein.


                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Debenture to be signed in its name by its duly authorized officer on the date first above written.

ALYDAAR SOFTWARE CORPORATION


By: /s/ ROBERT F. GRUDER
   ---------------------------------
        Robert F. Gruder
        Chief Executive Officer

                                                                         ANNEX I
                                  Schedule of
                                  Conversions
                                  -----------


       Principal                     Amount                     Date of
        Balance                    Converted                   Conversion
        -------                    ---------                   ----------
         $3,000,000
  -------------------          -------------------          -----------------

  -------------------          -------------------          -----------------

  -------------------          -------------------          -----------------

  -------------------          -------------------          -----------------

  -------------------          -------------------          -----------------

  -------------------          -------------------          -----------------

  -------------------          -------------------          -----------------

  -------------------          -------------------          -----------------

  -------------------          -------------------          -----------------

  -------------------          -------------------          -----------------

  -------------------          -------------------          -----------------

  -------------------          -------------------          -----------------

  -------------------          -------------------          -----------------

  -------------------          -------------------          -----------------

  -------------------          -------------------          -----------------
